                                                                   EXHIBIT 10.19


                               STEPHEN R. RIZZONE
                      NON-QUALIFIED STOCK OPTION AGREEMENT

          This Agreement is made effective as of June 18, 1999, by and between Ortel Corporation, a Delaware corporation (the "Company"), and Stephen R. Rizzone (the "EXECUTIVE").

          WHEREAS, on June 18, 1999, the Company and EXECUTIVE entered into an Employment Agreement;

          WHEREAS, the Company wishes to afford the EXECUTIVE the opportunity to purchase shares of its $.001 par value Common Stock; and

          WHEREAS, the Board has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Option provided for herein to the EXECUTIVE as an inducement to enter into and remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

          Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.

          Section 1.1   Board
                        -----

"Board" shall mean the Board of Directors of the Company, excluding the EXECUTIVE.

          Section 1.2   Cause
                        -----

          "Cause" shall mean, for purposes of Section 3.3 hereof, the occurrence of any of the following: (a) any intentional action or intentional failure to act by EXECUTIVE which was performed in bad faith and to the material detriment to the Company; or (b) EXECUTIVE is convicted of a felony crime involving moral turpitude.

          Section 1.3   Change of Control
                        -----------------

          (a) "Change of Control" shall mean the occurrence of any of the following:

                  (i) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any group of which the Executive is a member), is or becomes the "beneficial owner" (as defined in Rule 13(d) (3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) any consolidation or merger of the Company or any subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

                  (iii) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

                  (iv) the members of the Board at the beginning of any consecutive 24-calendar-month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

          Section 1.4   Code
                        -----

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          Section 1.5   Common Stock
                        ------------

          "Common Stock" shall mean the common stock of the Company, par value $.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

          Section 1.6   Company
                        -------

          "Company" shall mean Ortel Corporation, a Delaware corporation, or any successor corporation.

          Section 1.7   Competing Relationship with the Company
                        ---------------------------------------

          "Competing Relationship with the Company" shall mean when EXECUTIVE, anywhere in the world (i) engages in any business which competes directly with the Company, (ii) renders any services to any person, corporation, partnership or other entity (other than the Company or its affiliates) which competes directly with the Company, or (iii) become interested in any such person, corporation, partnership or other entity (other than the Company) as a partner, shareholder, principal, agent, employee, consultant or in any other relationship or capacity; provided, however, that, notwithstanding the foregoing, the EXECUTIVE may invest in securities of any entity, solely for investment purposes and without participating in the business thereof, if (A) such securities are traded on any national securities exchange or the National Association of Securities Dealers, Inc. Automated Quotation System, (B) the EXECUTIVE is not a controlling person of, or a member of a group which controls, such entity and
(C) the EXECUTIVE does not, directly or indirectly, own 5% or more of any class of securities of such entity.

          Section 1.8   Employment Agreement
                        --------------------

          "Employment Agreement" shall mean that certain Employment Agreement between the Company and the EXECUTIVE dated June 18, 1999, as the same may be amended from time to time.

          Section 1.9   Exchange Act
                        ------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          Section 1.10   Fair Market Value
                         -----------------

          "Fair Market Value" of a share of the Common Stock as of a given date shall be: (i) the closing price of a share of Common Stock on the principal exchange on which shares of the Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on such date, or if shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Common Stock is not traded on an exchange but is (A) a Nasdaq National Market Security quoted on Nasdaq, the closing price of a share of the Common Stock on such date as quoted on Nasdaq, or if shares were not quoted on such date, then on the next preceding date on which a quote occurred; or (B) otherwise quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by Nasdaq or such successor quotation system, or if shares were not quoted on such date, then on the next preceding date on which a quote occurred; or (iii) if the Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

          Section 1.11   Option
                         ------

          "Option" shall mean the non-qualified stock option granted under this Agreement.

          Section 1.12   EXECUTIVE
                         ---------

          "EXECUTIVE" shall mean Stephen R. Rizzone.

          Section 1.13   Rule 16b-3
                         ----------

          "Rule 16b-3 " shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

          Section 1.14   Secretary
                         ---------

          "Secretary" shall mean the Secretary of the Company.

          Section 1.15   Subsidiary
                         ----------

          "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          Section 1.16   Termination of Employment
                         -------------------------

          "Termination of Employment" shall mean the time when the employee-employer relationship between the EXECUTIVE and the Company or any Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge with or without Cause, death, disability or retirement; but excluding (i) terminations where there is a simultaneous re-employment or continuing employment of the EXECUTIVE by the Company or any Subsidiary, (ii) at the discretion of the Board, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Board, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the EXECUTIVE. The Board, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions of whether particular leaves of absence constitute Terminations of Employment. Notwithstanding any other provision of this Agreement, the Company or any Subsidiary has an absolute and unrestricted right to terminate EXECUTIVE's employment at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.

                                  ARTICLE II.
                                GRANT OF OPTION

          Section 2.1   Grant of Option
                        ---------------

          In consideration of the EXECUTIVE's agreement to remain in the employ of the Company or its Subsidiaries for a period of at least one year after the Option is granted and for other good and valuable consideration, on June 18, 1999, the Company irrevocably grants to the EXECUTIVE the Option to purchase all or any part of an aggregate of 600,000 shares of its Common Stock, upon the terms and conditions set forth in this Agreement.

          Section 2.2   Purchase Price
                        --------------

         The purchase price of the shares of Common Stock covered by the Option shall be $9.4375 per share, without commission or other charge, representing the closing price of a share of Common Stock as quoted on The Nasdaq Stock Market on June 17, 1999.

          Section 2.3   Consideration to Company
                        ------------------------

          In consideration of the granting of this Option by the Company, the EXECUTIVE agrees to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement shall confer upon the EXECUTIVE any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge the EXECUTIVE at any time for any reason whatsoever, with or without Cause.

          Section 2.4   Adjustments in Option
                        ---------------------

          (a) In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Board shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the EXECUTIVE's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall include any necessary corresponding adjustment in the Option price per share, but shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices). Any such adjustment made by the Board shall be final and binding upon the EXECUTIVE, the Company and all other interested persons.

          (b) In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Board shall in its discretion make an appropriate and equitable adjustment to the Option to reflect such diminution.

          Section 2.5   Covenant to Grant Additional Options
                        ------------------------------------

          In consideration of the EXECUTIVE's agreement to remain in the employ of the Company or its Subsidiaries for a period of at least one year after the Option is granted and for other good and valuable consideration, the Company covenants and agrees to grant additional non-qualified stock options to the EXECUTIVE throughout the period continuing until the earlier of (i) a Change in Control or (b) a Termination of Employment, as follows:

          (a) The first "Measurement Date" hereunder shall be October 8, 1999. Each date as of which the Diluted Number of Shares has increased by more than 20,000 from the preceding Measurement Date, shall also be deemed to be a "Measurement Date" hereunder. As of and on each Measurement Date, the Board of Directors of the Company shall be deemed to have automatically granted additional non-qualified stock options to the EXECUTIVE in an amount equal to five percent (5%) of the increase in the Diluted Number of Shares from the previous Measurement Date, or, in the case of the first Measurement Date, from June 18, 1999. These additional non-qualified stock option grants are referred to herein as the "Anti-Dilution Options." For the purpose of this Section 2.5, the "Diluted Number of Shares" at any Measurement Date shall be an amount equal to the number of outstanding shares of Common Stock on such date plus the number of shares of Common Stock subject to outstanding options (excluding shares or options held by or granted to EXECUTIVE) on such date, less any shares or options issued pursuant to transactions described in Section 2.4(a) or (b).

          (b) Each Anti-Dilution Option shall have an exercise price equal to the Fair Market Value of the Common Stock on the date of automatic grant of such Anti-Dilution Option.

          (c) Each Anti-Dilution Option shall be granted substantially upon the terms and conditions set forth in this Agreement. Thus, 12/48th of an Anti-Dilution Option shall vest on the first anniversary of the date of grant of such Anti-Dilution Option, and 1/48th shall vest on the first day of each full month thereafter, so that such Anti-Dilution Option shall be fully vested on the first day of the 48 th month after its date of grant.

          (d) Each Anti-Dilution Option shall be deemed automatically granted under the Company's 1994 Equity Participation Plan, as amended. To the extent the Company is prohibited from granting all or any portion of an Anti-Dilution Option due to the "Award Limit" constraints set forth in such plan, the Company agrees to grant such portion of the Anti-Dilution Option that is so prohibited from granting when due hereunder promptly in succeeding years, as permitted by the "Award Limit" provisions of such plan.

          (e) Each Anti-Dilution Option shall be evidenced by and subject to the terms and conditions substantially contained in the form of Option Agreement attached hereto as Exhibit A.

          (f) Notwithstanding anything herein to the contrary, no Anti-Dilution Options shall be granted with respect to any increase in shares or options resulting from any Change in Control. The automatic grant of Anti-Dilution Options and the Company's obligations under this Section 2.5 shall cease and be of no further force or effect as of the earlier of (i) a Change in Control or
(ii) a Termination of Employment.

                                 ARTICLE III.
                           PERIOD OF EXERCISABILITY

          Section 3.1   Commencement of Exercisability
                        ------------------------------

          (a) The Option shall become exercisable in cumulative installments as follows:

                  (i) The first installment shall consist of twenty-five percent (25%) of the shares covered by the Option and shall become exercisable on June 18, 2000; and

                  (ii) The remaining installments shall consist of 1/48th of the shares covered by the Option and shall become exercisable on the first day of each full month thereafter, so that the Option shall become exercisable with respect to all of the shares on June 1, 2003.

          (b) No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

          Section 3.2   Duration of Exercisability
                        --------------------------

          The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

          Section 3.3   Expiration of Option
                        --------------------

          The Option may not be exercised to any extent by anyone after the first to occur of the following events:

          (a) The expiration of ten (10) years from the date the Option was granted; or(b) The time of the EXECUTIVE's Termination of Employment for Cause; or

          (c) The earlier of (i) expiration of two (2) years from the date of the EXECUTIVE's Termination of Employment other than Termination of Employment for Cause

(as defined in Section 1.2 hereof), or (ii) the date EXECUTIVE enters into a Competing Relationship with the Company.

          Section 3.4   Acceleration of Exercisability
                        ------------------------------

          Subject to Section 3.1(b), all of the unvested Option shares held by the EXECUTIVE at such time shall be and become fully exercisable upon:

          (a) the occurrence of a Change in Control prior to a Termination of Employment, or

          (b) a Termination of Employment, other than (x) a Termination of Employment for cause as defined in the Employment Agreement, and (y) a Termination of Employment by EXECUTIVE other than for any of the reasons specified in Section 11(a)(2) of the Employment Agreement.

                                  ARTICLE IV.
                              EXERCISE OF OPTION

          Section 4.1   Person Eligible to Exercise
                        ---------------------------

          During the lifetime of the EXECUTIVE, only the EXECUTIVE may exercise the Option or any portion thereof, or to the extent the Option or any portion thereof is transferred in accordance with the terms hereof pursuant to a qualified domestic relations order (a defined by the Code), by the transferee thereof. After the death of the EXECUTIVE, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under
Section 3.3, be exercised by the EXECUTIVE's personal representative or by any person empowered to do so under the EXECUTIVE's will or under the then applicable laws of descent and distribution.

          Section 4.2  Partial Exercise
                       ----------------

          Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than one hundred (100) shares (or the minimum installment set forth in Section 3. 1, if a smaller number of shares) and shall be for whole shares only.

          Section 4.3   Manner of Exercise
                        ------------------

          The exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

          (a) Notice in writing signed by the EXECUTIVE or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Board; and

          (b)

                  (i) Full payment (in cash) for the shares with respect to which such Option or portion is exercised;

                  (ii) With the consent of the Board, payment delayed for up to thirty (30) days from the date the Option, or portion thereof, is exercised; or

                  (iii) With the consent of the Board, (A) shares of the Company's Common Stock owned by the EXECUTIVE duly endorsed for transfer to the Company or (B) shares of the Company's Common Stock issuable to the EXECUTIVE upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or

                  (iv) With the consent of the Board, property of any kind which constitutes good and valuable consideration; or

                  (v) With the consent of the Board, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Board. The Board may also prescribe the form of such note and the security, if any, to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                  (vi) With the consent of the Board, any combination of the consideration provided in the foregoing subparagraphs; and

          (c) A bona fide written representation and agreement, in a form satisfactory to the Board, signed by the EXECUTIVE or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for the EXECUTIVE's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the EXECUTIVE or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Board may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Board may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

          (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; with the consent of the Board, (i) shares of the Company's Common Stock owned by the EXECUTIVE duly endorsed for transfer, or (ii) shares of the Company's Common Stock issuable to the EXECUTIVE upon exercise of the Option, having a Fair Market Value at the date of Option exercise equal to the sums required to be withheld, may be used to make all or part of such payment, provided that the number of shares so used for payment of such withholding requirement shall be limited to the number necessary to pay the tax withholding based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income; and

          (e)  In the event the Option or portion shall be exercised pursuant to
Section 4.1 by any person or persons other than the EXECUTIVE, appropriate proof of the right of such person or persons to exercise the Option.

          Section 4.4   Conditions to Issuance of Stock Certificates
                        --------------------------------------------

          The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges or markets on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Board shall, in its absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Board may from time to time establish for reasons of administrative convenience.

          Section 4.5   Rights as Stockholder
                        ---------------------

          The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE V.
                                OTHER PROVISIONS

          Section 5.1   Administration
                        --------------

          The Board shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application of the Option granted hereunder and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the EXECUTIVE, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Agreement or the Option.

          Section 5.2   Option Not Transferable
                        -----------------------

          Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the EXECUTIVE or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code).

          Section 5.3   Shares to Be Reserved
                        ---------------------

          The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

          Section 5.4   Notices
                        -------

          Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Board of Directors of the Company in care of its Secretary, and any notice to be given to the EXECUTIVE shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the EXECUTIVE shall, if the EXECUTIVE is then deceased, be given to the EXECUTIVE's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

          Section 5.5   Titles
                        ------

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

          Section 5.6   Construction
                        ------------

          This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware.

          Section 5.7   Conformity to Securities Laws
                        -----------------------------

          The EXECUTIVE acknowledges that this Agreement is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          Section 5.8   Amendment
                        ---------

          This Agreement may be amended at any time by the Board, provided, however, that without the consent of the EXECUTIVE, no such amendment may impair any rights of the EXECUTIVE under this Agreement.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto on March 1, 2000.

                                         ORTEL CORPORATION,
                                         a Delaware corporation

                                         By: /s/ Anthony J. Iorillo
                                             -----------------------

                                             Anthony J. Iorillo,
                                             Director and Authorized Agent

                                         EXECUTIVE

                                         /s/ Stephen R. Rizzone
                                         ---------------------------
                                         Stephen R. Rizzone
                                         1101 Ebbtide Road
                                         Corona del Mar, CA 92656

                                         (on file)
                                         ---------------------------
                                         Social Security Number

                                   EXHIBIT A
          FORM OF OPTION AGREEMENT TO EVIDENCE ANTI-DILUTION OPTIONS


                               STEPHEN R. RIZZONE
               NON-QUALIFIED ANTI-DILUTION STOCK OPTION AGREEMENT

          This Agreement is made effective as of ______________ by and between Ortel Corporation, a Delaware corporation (the "Company"), and Stephen R. Rizzone (the "EXECUTIVE").

          WHEREAS, the Company and EXECUTIVE entered into the Stephen R. Rizzone Non-Qualified Stock Option Agreement effective as of June 18, 1999 (the "Original Option Agreement"), which calls for the automatic grant of non-qualified stock options upon the happening of certain events;

          WHEREAS, the events required to give rise to the automatic grant of additional options under the Original Option Agreement have transpired, and the Company wishes to afford the EXECUTIVE the opportunity to purchase shares of its $.001 par value Common Stock; and

          WHEREAS, the Board has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Option provided for herein to the EXECUTIVE as an inducement to enter into and remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

          Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.

          Section 1.1   Board
                        -----

          "Board" shall mean the Board of Directors of the Company, excluding the EXECUTIVE.

          Section 1.2   Cause
                        -----

          "Cause" shall mean, for purposes of Section 3.3 hereof, the occurrence of any of the following: (a) any intentional action or intentional failure to act by EXECUTIVE which was performed in bad faith and to the material detriment to the Company; or (b) EXECUTIVE is convicted of a felony crime involving moral turpitude.

          Section 1.3   Change of Control

          (a) "Change of Control" shall mean the occurrence of any of the following:

                  (i) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any group of which the Executive is a member), is or becomes the "beneficial owner" (as defined in Rule 13(d) (3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) any consolidation or merger of the Company or any subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

                  (iii) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

                  (iv) the members of the Board at the beginning of any consecutive 24-calendar-month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

          Section 1.4   Code
                        ----

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          Section 1.5   Common Stock
                        ------------

          "Common Stock" shall mean the common stock of the Company, par value $.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

          Section 1.6   Company
                        -------

          "Company" shall mean Ortel Corporation, a Delaware corporation, or any successor corporation.

          Section 1.7   Competing Relationship with the Company
                        ---------------------------------------

          "Competing Relationship with the Company" shall mean when EXECUTIVE, anywhere in the world (i) engages in any business which competes directly with the Company, (ii) renders any services to any person, corporation, partnership or other entity (other than the Company or its affiliates) which competes directly with the Company, or (iii) become interested in any such person, corporation, partnership or other entity (other than the Company) as a partner, shareholder, principal, agent, employee, consultant or in any other relationship or capacity; provided, however, that, notwithstanding the foregoing, the EXECUTIVE may invest in securities of any entity, solely for investment purposes and without participating in the business thereof, if (A) such securities are traded on any national securities exchange or the National Association of Securities Dealers, Inc. Automated Quotation System, (B) the EXECUTIVE is not a controlling person of, or a member of a group which controls, such entity and
(C) the EXECUTIVE does not, directly or indirectly, own 5% or more of any class of securities of such entity.

          Section 1.8   Employment Agreement
                        --------------------

          "Employment Agreement" shall mean that certain Employment Agreement between the Company and the EXECUTIVE dated June 18, 1999, as the same may be amended from time to time.

          Section 1.9   Exchange Act
                        ------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          Section 1.10   Fair Market Value
                         -----------------

          "Fair Market Value" of a share of the Common Stock as of a given date shall be: (i) the closing price of a share of Common Stock on the principal exchange on which shares of the Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on such date, or if shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Common Stock is not traded on an exchange but is (A) a Nasdaq National Market Security quoted on Nasdaq, the closing price of a share of the Common Stock on such date as quoted on Nasdaq or if shares were not quoted on such date, then on the next preceding date on which a quote occurred; or (B) otherwise quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by Nasdaq or such successor quotation system, or if shares were not quoted on such date, then on the next preceding date on which a quote occurred; or (iii) if the Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

          Section 1.11   Option
                         ------

          "Option" shall mean the non-qualified stock option granted under this Agreement.

          Section 1.12   EXECUTIVE
                         ---------

          "EXECUTIVE" shall mean Stephen R. Rizzone.

          Section 1.13   Rule 16b-3
                         ----------

          "Rule 16b-3 " shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

          Section 1.14   Secretary
                         ---------

          "Secretary" shall mean the Secretary of the Company.

          Section 1.15   Subsidiary
                         ----------

          "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          Section 1.16   Termination of Employment
                         -------------------------

          "Termination of Employment" shall mean the time when the employee-employer relationship between the EXECUTIVE and the Company or any Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge with or without Cause, death, disability or retirement; but excluding (i) terminations where there is a simultaneous re-employment or continuing employment of the EXECUTIVE by the Company or any Subsidiary, (ii) at the discretion of the Board, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Board, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the EXECUTIVE. The Board, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions of whether particular leaves of absence constitute Terminations of Employment. Notwithstanding any other provision of this Agreement, the Company or any Subsidiary has an absolute and unrestricted right to terminate EXECUTIVE's employment at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.

                                  ARTICLE II.
                                GRANT OF OPTION

          Section 2.1   Grant of Option
                        ---------------

          In consideration of the EXECUTIVE's agreement to remain in the employ of the Company or its Subsidiaries for a period of at least one year after the Option is granted and for other good and valuable consideration, on ______________, the Company irrevocably grants to the EXECUTIVE the Option to purchase all or any part of an aggregate of ____________ shares of its Common Stock, upon the terms and conditions set forth in this Agreement.

          Section 2.2   Purchase Price
                        --------------

          The purchase price of the shares of Common Stock covered by the Option shall be $_______________per share, without commission or other charge, representing the closing price of a share of Common Stock as quoted on The Nasdaq Stock Market on _________________.

          Section 2.3   Consideration to Company
                        ------------------------

          In consideration of the granting of this Option by the Company, the EXECUTIVE agrees to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement shall confer upon the EXECUTIVE any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge the EXECUTIVE at any time for any reason whatsoever, with or without Cause.

          Section 2.4   Adjustments in Option
                        ---------------------

          (a) In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Board shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the EXECUTIVE's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall include any necessary corresponding adjustment in the Option price per share, but shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices). Any such adjustment made by the Board shall be final and binding upon the EXECUTIVE, the Company and all other interested persons.

          (b) In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Board shall in its discretion make an appropriate and equitable adjustment to the Option to reflect such diminution.

                                 ARTICLE III.
                           PERIOD OF EXERCISABILITY

          Section 3.1   Commencement of Exercisability
                        ------------------------------

          (a) The Option shall become exercisable in cumulative installments as follows:

                  (i) The first installment shall consist of twenty-five percent (25%) of the shares covered by the Option and shall become exercisable on the first anniversary of the date of grant or _______________; and

                  (ii) The remaining installments shall consist of 1/48th of the shares covered by the Option and shall become exercisable on the first day of each full month thereafter, so that the Option shall become exercisable with respect to all of the shares on ______________.

          (b) No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

          Section 3.2   Duration of Exercisability
                        --------------------------

          The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

          Section 3.3   Expiration of Option
                        --------------------

          The Option may not be exercised to any extent by anyone after the first to occur of the following events:

          (a) The expiration of ten (10) years from the date the Option was granted; or

          (b)  The time of the EXECUTIVE's Termination of Employment for Cause;
or

          (c) The earlier of (i) expiration of two (2) years from the date of the EXECUTIVE's Termination of Employment other than Termination of Employment for Cause (as defined in Section 1.2 hereof) , or (ii) the date EXECUTIVE enters into a Competing Relationship with the Company.

          Section 3.4   Acceleration of Exercisability
                        ------------------------------

          Subject to Section 3.1(b), all of the unvested Option shares held by the EXECUTIVE at such time shall be and become fully exercisable upon:

          (a) the occurrence of a Change in Control prior to a Termination of Employment, or

          (b) a Termination of Employment, other than (x) a Termination of Employment for cause as defined in the Employment Agreement, and (y) a Termination of Employment by EXECUTIVE other than for any of the reasons specified in Section 11(a)(2) of the Employment Agreement.

                                  ARTICLE IV.
                              EXERCISE OF OPTION

          Section 4.1   Person Eligible to Exercise
                        ---------------------------

          During the lifetime of the EXECUTIVE, only the EXECUTIVE may exercise the Option or any portion thereof, or to the extent the Option or any portion thereof is transferred in accordance with the terms hereof pursuant to a qualified domestic relations order (a defined by the Code), by the transferee thereof. After the death of the EXECUTIVE, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under
Section 3.3, be exercised by the EXECUTIVE's personal representative or by any person empowered to do so under the EXECUTIVE's will or under the then applicable laws of descent and distribution.

          Section 4.2   Partial Exercise
                        ----------------

          Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than one hundred (100) shares (or the minimum installment set forth in Section 3. 1, if a smaller number of shares) and shall be for whole shares only.

          Section 4.3   Manner of Exercise
                        ------------------

          The exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

          (a) Notice in writing signed by the EXECUTIVE or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Board; and

          (b)

                  (i) Full payment (in cash) for the shares with respect to which such Option or portion is exercised;

                  (ii) With the consent of the Board, payment delayed for up to thirty (30) days from the date the Option, or portion thereof, is exercised; or

                  (iii) With the consent of the Board, (A) shares of the Company's Common Stock owned by the EXECUTIVE duly endorsed for transfer to the Company or (B) shares of the Company's Common Stock issuable to the EXECUTIVE upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or

                  (iv) With the consent of the Board, property of any kind which constitutes good and valuable consideration; or

                  (v) With the consent of the Board, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Board. The Board may also prescribe the form of such note and the security, if any, to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                  (vi) With the consent of the Board, any combination of the consideration provided in the foregoing subparagraphs; and

          (c) A bona fide written representation and agreement, in a form satisfactory to the Board, signed by the EXECUTIVE or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for the EXECUTIVE's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the EXECUTIVE or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Board may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Board may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

          (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; with the consent of the Board, (i) shares of the Company's Common Stock owned by the EXECUTIVE duly endorsed for transfer, or (ii) shares of the Company's Common Stock issuable to the EXECUTIVE upon exercise of the Option, having a Fair Market Value at the date of Option exercise equal to the sums required to be withheld, may be used to make all or part of such payment, provided that the number of shares so used for payment of such withholding requirement shall be limited to the number necessary to pay the tax withholding based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income; and

          (e)  In the event the Option or portion shall be exercised pursuant to
Section 4.1 by any person or persons other than the EXECUTIVE, appropriate proof of the right of such person or persons to exercise the Option.

          Section 4.4   Conditions to Issuance of Stock Certificates
                        --------------------------------------------

          The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges or markets on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Board shall, in its absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Board may from time to time establish for reasons of administrative convenience.

          Section 4.5   Rights as Stockholder
                        ---------------------

          The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE V.
                                OTHER PROVISIONS

          Section 5.1   Administration
                        --------------

          The Board shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application of the Option granted hereunder and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the EXECUTIVE, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Agreement or the Option.

          Section 5.2   Option Not Transferable
                        -----------------------

          Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the EXECUTIVE or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code).

          Section 5.3   Shares to Be Reserved
                        ---------------------

          The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

          Section 5.4   Notices
                        -------

          Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Board of Directors of the Company in care of its Secretary, and any notice to be given to the EXECUTIVE shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the EXECUTIVE shall, if the EXECUTIVE is then deceased, be given to the EXECUTIVE's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

          Section 5.5   Titles
                        ------

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

          Section 5.6   Construction
                        ------------

          This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware.

          Section 5.7   Conformity to Securities Laws
                        -----------------------------

          The EXECUTIVE acknowledges that this Agreement is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          Section 5.8   Amendment
                        ---------

          This Agreement may be amended at any time by the Board, provided, however, that without the consent of the EXECUTIVE, no such amendment may impair any rights of the EXECUTIVE under this Agreement.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto on _______________.

                                         ORTEL CORPORATION,
                                         a Delaware corporation

                                         By: ________________________________
                                              Anthony J. Iorillo,
                                              Director and Authorized Agent

                                         EXECUTIVE

                                         ___________________________________
                                         Stephen R. Rizzone
                                         1101 Ebbtide Road
                                         Corona del Mar, CA 92656

                                         (on file)
                                         ___________________________________
                                         Social Security Number